TO BE EFFECTIVE, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE PAYING AGENT NO LATER THAN 5:00 P.M., NEW YORK CITY TIME ON THE SECOND BUSINESS DAY PRECEDING THE DATE THE MERGER DESCRIBED IN THE MERGER AGREEMENT (AS DEFINED HEREIN) IS CONSUMMATED, TOGETHER WITH (1) THE CERTIFICATE(S) REPRESENTING ALL COMMON SHARES OF THE ADVEST GROUP, INC. TO WHICH THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL RELATES OR (2) A PROPERLY COMPLETED GUARANTEE OF DELIVERY WITH RESPECT TO THAT CERTIFICATE(S). DELIVERY OF ADVEST COMMON SHARES MAY ALSO BE MADE BY BOOK-ENTRY TRANSFER TO THE PAYING AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY ("DTC"). SEE GENERAL INSTRUCTION 15.


                                FORM OF ELECTION
                                      AND
                             LETTER OF TRANSMITTAL

                     TO ACCOMPANY CERTIFICATES REPRESENTING
                  COMMON SHARES, $.01 PAR VALUE PER SHARE, OF

                             THE ADVEST GROUP, INC.

         PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY

TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, THE PAYING AGENT


             BY MAIL:                           BY HAND:                    BY OVERNIGHT COURIER:
            EQUISERVE                          EQUISERVE                          EQUISERVE
        Corporate Actions                  Corporate Actions                  Corporate Actions
         P.O. Box 842011              c/o Securities Transfer and             40 Campanelli Dr.
      Boston, MA 02284-2011             Reporting Services Inc.              Braintree, MA 02184
                                     100 William Street -- Galleria           Attn: ADVEST DEAL
                                           New York, NY 10038



------------------------------------------------------------------------------------------------------------
                              DESCRIPTION OF ADVEST COMMON SHARES SURRENDERED
------------------------------------------------------------------------------------------------------------
                NAME(S) OF RECORD HOLDER(S)
             AS SHOWN ON THE CERTIFICATE(S) AND                     CERTIFICATE(S) BEING SURRENDERED
           ADDRESS(ES) OF SUCH RECORD HOLDER(S)*                  (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES
                                                                                       REPRESENTED BY EACH
                                                                                     CERTIFICATE (OR COVERED
                                                                   CERTIFICATE          BY A GUARANTEE OF
                                                                   NUMBER(S)**              DELIVERY)
                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------
                                                                  TOTAL SHARES
------------------------------------------------------------------------------------------------------------
     * For a delivery using the Guarantee of Delivery procedures, exactly as name(s) will appear on the certificate(s) when delivered.
 ** Certificate numbers are not required if certificates will be delivered using the Guarantee of Delivery procedures.
------------------------------------------------------------------------------------------------------------

     Pursuant to the Agreement and Plan of Merger, dated as of August 23, 2000 (the "Merger Agreement"), by and among The MONY Group Inc. ("MONY"), MONY Acquisition Corp. and The Advest Group, Inc. ("Advest"), the undersigned hereby surrenders to the Paying Agent the certificate(s) representing all of the common shares, $.01 par value per share, of Advest (the "Advest common shares") owned of record by the undersigned and hereby elects (the "Election"), in the manner indicated below, to have the Advest common shares evidenced by that certificate(s) converted into the right to receive one (and only one) of the following:

          (a) to receive with respect to each of the undersigned's Advest common shares evidenced by that certificate(s) that number of shares of common stock, $.01 par value per share, of MONY (the "MONY common stock") (the "Stock Consideration") equal to the exchange ratio calculated based on the formulas, and subject to the collar arrangement, described in the accompanying proxy statement-prospectus dated October 17, 2000 (the "Proxy Statement") and set forth in the Merger Agreement (the "Stock Election");

          (b) to receive an amount of cash per share equal to the product of the exchange ratio and average closing sale price per share of MONY common stock on the New York Stock Exchange ("NYSE"), as reported in the Eastern edition of the Wall Street Journal, for the 10 consecutive trading days ending on the fifth trading day prior to the closing date of the merger (the "Cash Consideration"; and together with the Stock Consideration, the "Merger Consideration") with respect to all of the undersigned's Advest common shares evidenced by that certificate(s) (the "Cash Election"); or

          (c) to receive the Cash Consideration with respect to a portion of the undersigned's Advest common shares evidenced by that certificate(s) and to receive Stock Consideration with respect to the balance of the undersigned's Advest common shares evidenced by that certificate(s) (the "Partial Cash Election").


     IF THE UNDERSIGNED DOES NOT MARK ONE OF THE ELECTION BOXES BELOW, THE UNDERSIGNED WILL BE DEEMED TO HAVE INDICATED NO PREFERENCE AS TO THE RECEIPT OF CASH OR MONY COMMON STOCK (A "NON-ELECTION") AND WILL RECEIVE MERGER CONSIDERATION BASED ON THE RESULTS OF THE ALLOCATION PROCEDURES SET FORTH IN THE MERGER AGREEMENT AND DESCRIBED IN THE PROXY STATEMENT.


     The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the accompanying Proxy Statement. A copy of the Merger Agreement is attached to the Proxy Statement as Annex A. These terms, conditions and limitations include, but are not limited to, the fact that pursuant to the allocation procedures described in the Proxy Statement and set forth in the Merger Agreement, holders may be subject to a proration process in which a holder receives a combination of the Cash Consideration and Stock Consideration for each of the holder's Advest common shares in amounts other than those that such holder has elected. All Elections are subject to the allocation procedures set forth in Section 2.2 of the Merger Agreement. The allocation procedures are described under the caption "Principal Provisions of the Merger Agreement -- Allocation" in the Proxy Statement. Holders of Advest common shares are urged to read the Merger Agreement and the Proxy Statement in their entirety before completing this Form of Election and Letter of Transmittal.

     The undersigned understands that the definitive terms pursuant to which the merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of Advest common shares, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the merger, are summarized in the Proxy Statement and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement section entitled "The Merger -- Material Federal Income Tax Consequences." The undersigned hereby makes the following election for all of the undersigned's Advest common shares owned of record and surrendered herewith:

                                    ELECTION

 Check one of the boxes below:

     [  ] Stock Election

     [  ] Cash Election

     [  ] Partial Cash Election. Convert:

     ----------------- Advest common shares into Cash Consideration

     ----------------- Advest common shares into Stock Consideration


     The Paying Agent reserves the right to deem that the undersigned has made a Non-Election if:


          (a) None of the above Elections is made or more than one of the above Elections is made;

          (b) The undersigned fails to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit share certificate(s), confirmation of a book-entry transfer of the shares at DTC or a Guarantee of Delivery) or otherwise fails to properly make an election;

          (c) A completed Form of Election and Letter of Transmittal (including submission of the holder's share certificate(s), confirmation of a book-entry transfer of the shares at DTC or a Guarantee of Delivery) is not received by the Paying Agent by 5:00 p.m., New York City time on the second business day preceding the date that the merger is consummated (which date will be publicly announced by MONY and Advest no less than 10 days preceding such date) (the "Election Deadline"); or

          (d) The undersigned returns this Form of Election and Letter of Transmittal with a Guarantee of Delivery but does not deliver the share certificate(s) representing the shares in respect of which the Election is being made or confirmation of a book-entry transfer of the shares at DTC within three New York Stock Exchange trading days after the Election Deadline.

     Holders of shares of restricted stock of Advest will not be entitled to make any election, but rather will receive the consideration described in the Proxy Statement in "Principal Provisions of the Merger Agreement -- Advest Restricted Stock."

     In order to receive the Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space in the box labeled "Shareholder(s) Sign Here" and on the Substitute Form W-9 and (ii) mailed or delivered with the holder's share certificate(s) or a Guarantee of Delivery to the Paying Agent at either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth above. In order to properly make an Election, the Form of Election and Letter of Transmittal and other required documents must be received by the Paying Agent prior to the Election Deadline. MONY will notify the Paying Agent of any extension of the Election Deadline by oral notice (promptly confirmed in writing) or written notice and will make a press release or other public announcement of that extension prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled Election Deadline.

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election and Letter of Transmittal covers all of the Advest common shares owned of record by the undersigned in a representative or fiduciary capacity for that particular beneficial owner.

     The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Form of Election and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the merger, the record holder of the Advest common shares represented by the share certificate(s) surrendered herewith, with good title to those common shares and full power and authority (i) to sell, assign and transfer those common shares free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those common shares.

     The undersigned hereby irrevocably appoints the Paying Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Paying Agent to deliver the certificate(s) covered hereby, and to receive on the undersigned's behalf, in exchange for the Advest common shares represented by that certificate(s), any check and/or any certificate(s) for MONY common stock issuable to the undersigned. Furthermore, the undersigned authorizes the Paying Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

     Record holders of Advest common shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee; provided, however, that at the request of MONY, that record holder must certify to the satisfaction of MONY that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Advest common shares, subject to the provisions concerning joint elections.

     Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement and approval of the related transactions at the special meeting of shareholders of Advest.

                             GUARANTEE OF DELIVERY
                             (TO BE USED ONLY AS TO
                     CERTIFICATES NOT TRANSMITTED HEREWITH)
                              (SEE INSTRUCTION 15)

The undersigned (check applicable box),

[ ] a member of a registered national securities exchange,

[ ] a member of the National Association of Securities Dealers, Inc., or

[ ] a commercial bank or trust company in the United States,

Guarantees to deliver to the Paying Agent either all of the certificate(s) for Advest common shares to which this Form of Election and Letter of Transmittal relates, or such of those certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Advest, no later than 5:00 P.M., New York City time, on the third NYSE trading day after the Election Deadline.


                                                                 SHARES REPRESENTED BY
               CERTIFICATE NO.                                      EACH CERTIFICATE
----------------------------------------------       ----------------------------------------------
----------------------------------------------       ----------------------------------------------
----------------------------------------------       ----------------------------------------------
----------------------------------------------       ----------------------------------------------
----------------------------------------------       ----------------------------------------------
----------------------------------------------       ----------------------------------------------
----------------------------------------------       ----------------------------------------------
----------------------------------------------       ----------------------------------------------
----------------------------------------------       ----------------------------------------------


                          ----------------------------
                             (FIRM -- PLEASE PRINT)

                          ----------------------------
                             (AUTHORIZED SIGNATURE)

                          ----------------------------

                          ----------------------------
                                   (ADDRESS)

                          ----------------------------
                             (DAYTIME AREA CODE AND
                               TELEPHONE NUMBER)

                          ----------------------------
                                    (DATED)

                          SPECIAL PAYMENT INSTRUCTIONS


                            (SEE INSTRUCTIONS 4 & 6)



     To be completed ONLY if the check is to be made payable to and/or the certificate(s) for MONY common stock is to be issued in the name of someone other than the record holder(s) of the Advest common shares or the name of the record holder(s) needs to be corrected or changed.



Issue:  [ ] Certificate  [ ] Check to:


Name:
----------------------------------------------
                                 (PLEASE PRINT)


Address:


--------------------------------------------



             ------------------------------------------------------


                               (INCLUDE ZIP CODE)



             ------------------------------------------------------


             (TAX IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER)


                         SPECIAL DELIVERY INSTRUCTIONS

                            (SEE INSTRUCTIONS 4 & 6)


     To be completed ONLY if the check and/or the certificate(s) for MONY common stock are to be issued in the name of the record holder(s) of the Advest common shares but are to be sent to another person or to an address other than as set forth beneath the record holder's signature on this Form of Election and Letter of Transmittal.

Check or certificate(s) for MONY common stock to be delivered to:*

Name:
----------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

                 *PLEASE ATTACH ADDITIONAL SHEETS IF NECESSARY.

                            SHAREHOLDER(S) SIGN HERE

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)


Please sign exactly as your name(s) appear(s) on your certificate(s). If this is a joint election, each person covered by this Form of Election and Letter of Transmittal must sign personally.

A check(s) or certificate(s) for MONY common stock will be issued only in the name of the person(s) submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth beneath the person's signature unless the Special Delivery or Special Payment Instructions are completed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                (SIGNATURE(S) OF OWNER(S) -- SEE INSTRUCTION 5)


Dated:

------------------------ , 2000
--------------------------------------------------------------------------------

               SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER



If signature is by a person(s) other than the record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other persons(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.


Name:
--------------------------------------------------------------------------------

                                 (PLEASE PRINT)


Capacity:

--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Telephone Number:  (   )

-------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE

                      (IF REQUIRED BY INSTRUCTION 4 OR 6)

                   APPLY SIGNATURE GUARANTEE MEDALLION BELOW

The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election.

Dated:
------------------------
--------------------------------------------------------------------------------
                             NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE

NOTE: IN THE EVENT THAT THE CHECK AND/OR CERTIFICATE REPRESENTING MONY COMMON
      STOCK IS TO BE ISSUED IN EXACTLY THE NAME OF THE RECORD HOLDER AS INSCRIBED ON THE SURRENDERED ADVEST SHARE CERTIFICATE(S), THE SURRENDERED CERTIFICATE(S) NEED NOT BE ENDORSED AND NO GUARANTEE OF THE SIGNATURE ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL IS REQUIRED.

------------------------------------------------------------------------------------------------------------------------
                                     PAYER: FIRST CHICAGO TRUST COMPANY OF NEW YORK
------------------------------------------------------------------------------------------------------------------------
 NAME (IF JOINT NAMES, LIST FIRST AND CIRCLE THE NAME OF THE PERSON OR ENTITY WHOSE NUMBER YOU ENTER IN PART 1 BELOW):
 ADDRESS:
 CITY, STATE AND ZIP CODE:
 LIST ACCOUNT NUMBER(S) HERE (OPTIONAL):
------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   PART 1 -- Please provide your Taxpayer Identification        ---------------------------
 FORMW-9                      Number or TIN In the box at right and certify by signing       Social Security Number
                              and dating below.                                                    OR Employer
                                                                                              Identification Number
                             -------------------------------------------------------------------------------------------
 DEPARTMENT OF                PART 2 -- Check the box if you are subject to backup        PART 3 -- Check the box if you
 TREASURY INTERNAL            withholding because:                                        are awaiting a TIN [  ]
 REVENUE SERVICE
                              (1) You have been notified by the Internal Revenue Service
 PAYER'S REQUEST FOR          that you are subject to backup withholding as a result of
 TAXPAYER IDENTIFICATION          failure to report all interest or dividends [  ], or
 NUMBER (TIN) AND
 CERTIFICATION                (2) The Internal Revenue Service has not notified you that you are no longer subject to backup withholding [  ]
                             -------------------------------------------------------------------------------------------

                              Certification -- Under the penalties of perjury, I certify that the information provided on this form is true, correct and complete.
                             -------------------------------------------------------------------------------------------
                              Signature: --------------------------------------------------------  Date:
                              ----------------------
------------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP U.S. FEDERAL INCOME TAX WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO THE UNDERSIGNED PURSUANT TO THE MERGER AGREEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX BUT MERELY AN ADVANCE PAYMENT, WHICH MAY BE REFUNDED TO THE EXTENT IT RESULTS IN OVERPAYMENT OF TAX. CERTAIN PERSONS ARE EXEMPT FROM BACKUP WITHHOLDING. PLEASE REVIEW THE ATTACHED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS


     This Form of Election and Letter of Transmittal is to be completed and submitted to the Paying Agent prior to the Election Deadline by those holders of Advest common shares desiring to make an Election. It also may be used as a letter of transmittal for holders of Advest common shares who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline. Holders of Advest common shares who do not complete and submit this Form of Election and Letter of Transmittal prior to the Election Deadline cannot make an election. They will be deemed to have made a Non-Election and will receive Merger Consideration based on the results of the allocation procedures set forth in the Merger Agreement and described in the Proxy Statement. Holders of shares of restricted stock of Advest will not be entitled to make any election, but rather will receive the consideration described in the Proxy Statement in "Principal Provisions of the Merger Agreement -- Advest Restricted Stock." Until a record holder's share certificate(s) or confirmation of a book-entry transfer of the shares at DTC is received by the Paying Agent at either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Form of Election and Letter of Transmittal, together with any other documents the Paying Agent may require, and until the same are processed for exchange by the Paying Agent, the holder will not receive any certificate representing the Stock Consideration and/or the check representing the Cash Consideration or the check representing cash in lieu of fractional shares (if any) in exchange for the holder's share certificate(s). No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Advest common shares receiving Stock Consideration will be entitled to any dividends or other distributions with respect to MONY common stock which have a record date and are paid after the effective time of the merger.



     1. Time in Which to Make an Election. For an Election to be validly made, the Paying Agent must receive, at either of the addresses set forth on the front of this Form of Election and Letter of Transmittal, prior to the Election Deadline, this Form of Election and Letter of Transmittal, properly completed and executed, and accompanied by all of the certificates representing the Advest common shares owned by that holder, confirmation of a book-entry transfer of the shares at DTC or by a Guarantee of Delivery. Any shareholder whose Form of Election and Letter of Transmittal and certificates (or confirmation of a book-entry transfer of the shares at DTC or Guarantee of Delivery) are not so received will be deemed to have made a Non-Election. In the event Advest common shares covered by a Guarantee of Delivery are not received (or are not the subject of a confirmation of a book-entry transfer of the shares at DTC) within three New York Stock Exchange trading days after the Election Deadline, unless that deadline has been extended in accordance with the terms of the Merger Agreement, the holder thereof will be deemed to have made a Non-Election.



     2. Change or Revocation of Election. Any holder of Advest common shares who has made an Election by submitting a Form of Election and Letter of Transmittal to the Paying Agent may at any time prior to the Election Deadline change that holder's Election by submitting to the Paying Agent a revised Form of Election and Letter of Transmittal, properly completed and signed, that is received by the Paying Agent prior to the Election Deadline. Any holder of Advest common shares may at any time prior to the Election Deadline revoke the Election and withdraw the certificate(s) for the holder's Advest common shares deposited with the Paying Agent by written notice to the Paying Agent received on or before the close of business on the day prior to the Election Deadline. After the Election Deadline, a holder of Advest common shares may not change the Election and may not withdraw his or her certificate(s) unless the Merger Agreement is terminated.



     3. Nominees. Record holders of Advest common shares who are nominees only may submit a separate Form of Election and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee; provided, however, that at the request of MONY the record holder must certify to MONY's satisfaction that the record holder holds those Advest common shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a Form of Election and Letter of Transmittal is submitted will be treated as a separate holder of Advest common shares.



     4. Guarantee of Signatures. No signature guarantee is required on this Form of Election and Letter of Transmittal if this Form of Election and Letter of Transmittal is signed by the record holder(s) of the Advest common shares tendered herewith, and the certificate representing MONY common stock and/or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.



     5. Signatures on Form of Election and Letter of Transmittal, Stock Powers and Endorsements.


          (a) If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the certificate(s) tendered hereby without any alteration, variation, correction or change in the name of the record holder(s), the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever. In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

          (b) If any Advest common shares tendered hereby are held of record by two or more joint holders, each of the joint holders must sign this Form of Election and Letter of Transmittal.

          (c) If this Form of Election and Letter of Transmittal is signed by the record holder(s) of the share certificate(s) listed and transmitted hereby, no endorsements of the certificate(s) or separate stock powers are required.

          (d) If any surrendered Advest common shares are registered in different names on several share certificates, it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of share certificates.

          (e) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the certificate(s). Signatures on the certificate or stock powers must be guaranteed. See Instruction 4.

          (f) If this Form of Election and Letter of Transmittal or any share certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the share certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Paying Agent of authority to so act.


     6. Special Payment and Delivery Instructions. Unless instructions to the contrary are given in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," the certificate representing MONY common stock and/or the check to be distributed upon the surrender of Advest common shares pursuant to this Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled "Description of Advest Common Shares Surrendered." If the certificate and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (by marriage or otherwise), the box entitled "Special Payment Instructions" must be completed. If the certificate and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled "Description of Advest Common Shares Surrendered," the box entitled "Special Delivery Instructions" must be completed. If the box entitled "Special Payment Instructions" is completed, or the box entitled "Special Delivery Instructions" is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Form of Election and Letter of Transmittal must be guaranteed. See Instruction 4.



     7. Important Information Regarding 31% Backup Withholding. Under U.S. federal income tax law, the holder of Advest common shares must report and certify his or her social security or other taxpayer identification number and further certify that the holder is not subject to backup withholding due to notified underreporting. Failure to complete the Substitute Form W-9 above could result in certain penalties as well as backup withholding of 31% of payments due to the holder. See the attached "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.



     8. Inadequate Space. If there is inadequate space to complete any box or to sign this Form of Election and Letter of Transmittal, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to this Form of Election and Letter of Transmittal.



     9. Indication of Certificate Numbers and Shares. This Form of Election and Letter of Transmittal should indicate the certificate number(s) of the certificate(s) representing the Advest common shares covered hereby and the number of shares represented by each certificate.



     10. Method of Delivery. The method of delivery of all documents is at the option and risk of the holder of Advest common shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A return envelope is enclosed. It is suggested that this Form of Election and Letter of Transmittal be hand delivered or mailed to the Paying Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Paying Agent.



     11. Payment Will be Made by a Single Check or Certificate. Normally, a single check and/or a single certificate representing MONY common stock will be issued; however, if for tax purposes or otherwise a holder wishes to have the certificates issued in particular denominations, explicit written instructions to the Paying Agent should be provided. Holders participating in a joint election will receive a single check or share certificate for the holders' Advest common shares.

     12. Lost Certificates. If any certificate representing Advest common shares has been lost, stolen or destroyed, the holder should notify the Paying Agent in writing and await instructions as to how to proceed.



     13. Non-Consummation of Merger. Consummation of the merger is subject to the required approval of the shareholders of Advest and to the satisfaction of certain other conditions. No payments related to any surrender of the certificate(s) will be made prior to the consummation of the merger, and no payments will be made to shareholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and certificates submitted to the Paying Agent will be returned as soon as practicable to the persons submitting them.



     14. Voting Rights and Dividends. Holders of Advest common shares will continue to have the right to vote and to receive all dividends paid on all Advest common shares deposited by them with the Paying Agent until the merger becomes effective.



     15. Guarantee of Delivery. Holders of Advest common shares whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Paying Agent or cannot complete the procedure for delivery of Advest common shares by book-entry transfer into the Paying Agent's account at DTC prior to the Election Deadline, may deliver their Advest common shares by properly completing and duly executing a Guarantee of Delivery if (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States, (2) prior to the Election Deadline, the Paying Agent receives a properly completed and duly executed Guarantee of Delivery, as provided herein, together with a properly completed and duly executed Form of Election and Letter of Transmittal and any other documents required by the Form of Election and Letter of Transmittal; and (3) the certificates for all the Advest common shares covered by the Guarantee of Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such Advest common shares into the Paying Agent's account at DTC), are received by the Paying Agent within three NYSE trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to have made a Non-Election.



     16. Construction. All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.


     All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any election) will be resolved by MONY in its sole discretion and such resolution will be final and binding.

     With the consent of MONY, the Paying Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the holder of Advest common shares submitting the Form of Election and Letter of Transmittal is reasonably clear. The Paying Agent is under no obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing Advest common shares.


     17. Miscellaneous. No fraction of a share of MONY common stock will be issued upon the surrender for exchange of a certificate(s) for Advest common shares. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.


     COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE RELATED TRANSACTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF ADVEST.


     18. Questions and Requests for Information. Questions and requests for information or assistance relating to this Form of Election and Letter of Transmittal should be directed to Georgeson Shareholder Communications Inc., as information agent, at the following numbers: (1) for banks or brokers:
212-440-9800 (collect) and (2) for all other stockholder requests: 800-223-2064. Additional copies of the Proxy Statement and this Form of Election and Letter of Transmittal may be obtained from Georgeson Shareholder Communications Inc. at 17 State Street, 10th Floor, New York, New York 10004 or by calling them at the telephone number set forth in the preceding sentence.

                           The Information Agent is:
                                   GEORGESON
                                  SHAREHOLDER
                               COMMUNICATIONS INC.

                                17 State Street
                                   10th Floor
                               New York, NY 10004
                        Banks and Brokerage Firms Call:
                                 (212) 440-9800
                           All Others Call Toll Free:
                                 (800) 223-2064

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give to the payer.



       ------------------------------------------------------------------

                                      GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:             NUMBER OF --
------------------------------------------------------------------
 1.  An individual's account          The individual
 2.  Two or more individuals          The actual owner of the
     (joint account)                  account or, if combined
                                      funds, any one of other
                                      individuals(1)
 3.  Husband and wife (joint ac-      The actual owner of the
     count)                           account or, if joint funds,
                                      either person(1)
 4.  Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint           The adult or, if the minor
     account)                         is the only contributor, the
                                      minor(1)
 6.  Account in the name of           The ward, minor, or incom-
     guardian or committee for a      petent person(3)
     designated ward, minor, or
     incompetent person
 7.  a. The usual revocable           The grantor-trustee(1)
     savings trust account
        (grantor is also trustee)
     b. So-called trust account       The actual owner.(1)
     that is not a legal or valid
        trust under the State law
------------------------------------------------------------------
------------------------------------------------------------------
                                      GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:             IDENTIFICATION NUMBER OF --
------------------------------------------------------------------
 8.  Sole proprietorship account      The Owner(4)
 9.  A valid trust, estate, or        The legal entity (Do not
     pension trust                    furnish the identification
                                      number of the personal rep-
                                      resentative or trustee
                                      unless the legal entity
                                      itself is not designated in
                                      the account title.)(5)
10.  Corporate Account                The Corporation
11.  Religious, charitable, or        The organization
     educational organization
     account
12.  Partnership account              The partnership
13.  Association, club or other       The organization
     tax-exempt organization
14.  A broker or registered           The broker or nominee
     nominee
15.  Account with the Department      The public entity
     of Agriculture in the name of
     a public entity (such as
     State or local government,
     school district, or prison)
     that receives agricultural
     program payments


------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.


NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER


If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


PAYEES EXEMPT FROM BACKUP WITHHOLDING


Payees specifically exempted from backup withholding on ALL payments including the following:

- A corporation.
- A financial institution.
- An organization exempt from tax under Section 501 (a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.
- The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
- An international organization or any agency or instrumentality thereof.
- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

- A real estate investment trust. A common trust fund operated by a bank under
  Section 584 (a) of the Code.

- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.
- An entity registered at all times under the Investment Company Act of 1940.
- A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
- Payments to nonresident aliens subject to withholding under section 1441 of the Code.
- Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.

  Payments of interest not generally subject to backup withholding include the following:
- Payments of interest on obligations issued by individuals.


NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852) of the Code.
- Payments described in section 6049(b)(5) of the Code to non-resident aliens.
- Payments on tax-free covenant bonds under section 1451 of the Code.

- Payments made by certain foreign organizations. Payments made to a nominee.



Exempt payees described above must still complete the Substitute Form W-9 enclosed herewith to avoid possible erroneous backup withholding. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART III OF THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING GIVE THE PAYER A COMPLETED FORM W-8 CERTIFICATE OF FOREIGN STATUS.


  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and their regulations.


PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file a tax return. The IRS may also provide this information to the Department of Justice and state and local authorities for tax administration and enforcement purposes. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.



PENALTIES



(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.



(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.



(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.